INCOME TAXES (Tables)	12 Months Ended
	Jan. 31, 2013	Jan. 31, 2012
Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
	2013	2012
Net loss before income taxes	$(176,574)	$(160,638)
Statutory tax rate	34%	34%
Income tax recovery	(51,352)	(54,620)
Valuation allowance	51,352	54,620
	$-	$-

	2012	2011
Net loss before income taxes	$(160,638)	$(31,001)
Statutory tax rate	34%	34%
Income tax recovery	(54,620)	(10,540)
Valuation allowance	54,620	10,540
	$-	$-